UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

INTEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 17: Annual Stockholders’ Meeting

Get ready for proxy vote

April 4, 2012

Investor Relations

This week Intel published its 2011 Annual Report and 2012 Proxy Statement in preparation for the company’s Annual Stockholders’ Meeting. This year’s meeting will be held May 17 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, Santa Clara, Calif.

Attendance via webcast encouraged

You will be able to attend the meeting via webcast at www.intc.com. Limited seating will be available in SC-12 to accommodate non-employee stockholders who don’t have access to the webcast.

Summary of proxy proposals

All Intel stockholders, including Intel employees who own shares of stock, have the right to vote on proposals outlined in the proxy prior to the stockholders’ meeting. The proxy asks stockholders to vote on the following proposals:

1.	Elect the 10 nominees to the Board of Directors.

2.	Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the current year.

3.	Advisory vote to approve executive compensation.

4.	Stockholder proposal on whether to hold an advisory vote on political contributions

The company is recommending a vote FOR all the nominees listed, FOR proposals two and three and AGAINST proposal four. Please refer to the proxy materials for more detailed explanation of these proposals.

Understanding the voting process

Starting on April 4, you will receive voting information along with the 2012 Proxy Statement from Broadridge, Intel’s proxy mailing agent. The proxy statement, annual report, and voting information will be delivered either via email or by U.S. mail, according to your instructions. The information will explain the steps required to submit votes and the voting deadlines. You may receive multiple sets of voting information if you hold Intel stock in multiple accounts, so votes should be submitted for each set of voting information received.

Related link:

Intel Investor Relations

PURPOSE OF THE ANNUAL STOCKHOLDERS’ MEETING AND PROXY STATEMENT

Companies hold formal annual meetings of stockholders to elect directors and to vote on other items on the agenda. A proxy statement describes the proposals presented to the stockholders for their vote, and includes information on how to vote.

Intel has approximately three million stockholders. Only a few hundred actually attend the meeting in person. Most stockholders vote on the proposals beforehand through the proxy statement.

For each share of stock owned, stockholders get:

•         One vote for each of the directors being elected. There are ten directors nominated in 2012, so you get ten votes, one for each director nominee; and

•        One vote on each of the other proposals on the agenda.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or call Intel Investor Relations at (iNet) 8-765-1480 or 408-765-1480.

April 4, 2012

Vote now on Intel’s Annual Stockholders’ Meeting proposals

Critical voting deadlines: May 14 and May 16

You have received this message on behalf of Intel Corporation from Broadridge, Intel’s proxy mailing agent. Each email you receive contains a unique control number to vote, so if you receive more than one email, do not delete any.

2012 Annual Stockholders’ Meeting Notice

Intel’s 2012 Annual Stockholders’ Meeting will be held Thursday, May 17 at 8:30 a.m. (Pacific) at Intel Corporation, Building SC-12, in Santa Clara, Calif. We encourage Intel employees to participate through the live webcast at www.intc.com due to the limited seating available and the need to reserve seats for non-employee stockholders. The meeting agenda includes the annual election of directors, ratification of the selection of the independent registered public accounting firm, advisory vote to approve executive compensation, and stockholder proposal on whether to hold an advisory vote on political contributions.

This notice provides voting instructions and deadlines to vote the shares of Intel stock you may hold in your:

•	Intel stock account at UBS

•	401(k) Savings Plan and Free Stock investments in the Intel Stock Fund through Fidelity Investments (U.S. only)

•	Direct Stock Purchase and Dividend Reinvestment Plan accounts

•	Name with Computershare (i.e., stock certificates that you hold)

Voting Recommendations

Intel’s Board of Directors recommends that you vote as follows:

✓       FOR: Election of the director nominees

✓       FOR: Ratification of the selection of the independent registered public accounting firm

✓       FOR: Advisory vote to approve executive compensation

X      AGAINST: Stockholder proposal on whether to hold an advisory vote on political contributions

Please refer to the 2012 Proxy Statement for detailed information on each of the proposals and the Annual Stockholders’ Meeting.

Voting instructions

Visit Proxy Login to vote and follow the instructions. To vote, you will need your 12 Digit Control Number noted below:

        Control Number:                             012345678901

Critical voting deadlines

•

If you participate in the Intel Stock Fund through the 401(k) Savings Plan (U.S. only), you must submit your vote by 11:59 p.m. (Eastern) on May 14, 2012 to allow Fidelity Investments time to receive your voting instructions and vote on behalf of the plan. Fidelity Investments has designated Broadridge, Intel’s proxy mailing agent, to collect and tally the votes for the plan shares and vote on behalf of the plan. Broadridge will keep your vote confidential—only total results will be reported at the Annual Stockholders’ Meeting or to Intel.

•

The deadline to vote your shares in all other accounts is 11:59 p.m. (Eastern) on May 16, 2012. If you hold shares in your Intel stock account at UBS, UBS and its designee will keep your beneficial ownership information as well as your voting instructions confidential, and only total voting results will be reported at the Annual Stockholders’ Meeting.

For more information

•	View the Annual Stockholders’ Meeting via live Webcast and submit questions by following the instructions on the site. The Webcast can also be replayed until December 29, 2012.

•	View Intel’s 2011 Annual Report.

Questions?

If you have any questions about submitting your vote or viewing the online versions of the Annual Report and Proxy Statement, e-mail Electronic Delivery or call Intel Investor Relations at (iNet) 8-765-1480 or 408-765-1480.

Intel Corporation

2012 Annual Stockholders’ Meeting

May 17, 2012 at 8:30 a.m. Pacific Time

Building SC-12

3600 Juliette Lane

Santa Clara, CA 95054

Proxy Login Details:

Control Number: 012345678901

We are pleased to deliver your proxy statement and annual report via email and provide you with the opportunity to vote online. The proxy statement and annual report are now available, and you can now vote your shares for the 2012 Annual Stockholders’ Meeting.

To view Intel’s annual meeting materials, access the following links: proxy statement and annual report.

To cast your vote, please visit www.proxyvote.com and follow the on-screen instructions. You will be prompted to enter your 12 Digit Control Number provided above in this email to access this voting site. Note that votes submitted through this site must be received by 11:59 p.m. Eastern Time on May 16, 2012.

Intel will also be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.intc.com and be sure to have your 12 Digit Control Number to enter the meeting.

In conjunction with our meeting, we are also hosting a Stockholder Forum located through www.proxyvote.com or www.intc.com. This forum allows validated stockholders to submit questions ahead of the annual meeting, respond to our stockholder survey, and respond to questions posed by Intel management.

Thank you for viewing the 2012 Intel Corporation annual meeting materials and for submitting your very important vote.